UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2008

ALBERTO-CULVER COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-32970	20-5196741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Armitage Avenue

Melrose Park, Illinois 60160

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (708) 450-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 18, 2008, Alberto Culver Aktiebolag (“ACAB”), a wholly owned subsidiary of Alberto-Culver Company (the “Company”), and Cederroth Intressenter AB (“Purchaser”), a company owned by two funds controlled by CapMan, entered into a Share Sale and Purchase Agreement (the “Agreement”), whereby Purchaser agreed to purchase all of the issued and outstanding shares (the “Shares”) of Cederroth International AB (“CIAB”). CIAB, through its wholly-owned subsidiaries, owns the Cederroth business, an operating business segment of the Company. CapMan is an asset manager operating in the Nordic countries. Purchaser was organized by CapMan for the purpose of acquiring the Shares.

Pursuant to the Agreement, on July 31, 2008 the transaction to sell CIAB was completed and the Purchaser paid ACAB the amount of 159.5 million Euros (“Preliminary Purchase Price”) for all of the Shares. The Euros were immediately converted into $243.8 million based on the deal contingent Euro forward contract entered into by the Company in connection with the transaction. The Preliminary Purchase Price will be adjusted to the extent actual balances of cash, debt and working capital on July 31, 2008 differ from estimates assumed in the Preliminary Purchase Price. The adjustments to the Preliminary Purchase Price are expected to be completed by October 31, 2008. The Preliminary Purchase Price, as so adjusted, is referred to as the Final Purchase Price.

The Agreement contains customary representations, warranties and covenants of ACAB and Purchaser.

Except as provided below, the total liability of ACAB to Purchaser in connection with this Agreement shall not exceed 10% of the Final Purchase Price. In the event that ACAB has breached certain warranties pertaining (i) to the Shares, (ii) the rights of any third party to acquire any shares or securities of CIAB or its subsidiaries, or (iii) the organization, existence, power and authority of CIAB and its subsidiaries, the total liability to Purchaser shall be limited to the Final Purchase Price.

The Agreement is attached hereto as Exhibit 2.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(b)	The pro forma financial information required to be filed pursuant to Item 9.01 (b) of Form 8-K is attached hereto as Exhibit 99.

(d)	The following exhibits are included herein:

Number	Description
2	Copy of Share Sale and Purchase Agreement, dated as of May 18, 2008, between Alberto Culver Aktiebolag and Cederroth Intressenter AB

99	Pro forma information filed pursuant to Item 9.01 (b) of Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBERTO-CULVER COMPANY

By:	/s/ Ralph J. Nicoletti
Ralph J. Nicoletti
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

August 6, 2008